Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the registration statement on Form S-8 pertaining to our report dated January 23, 1998, with respect to the consolidated financial statements of Capital Trust and subsidiaries included in Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission.



                                                     \s\ Ernst & Young LLP


New York, New York
February 26, 1998